SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2007

EncryptaKey, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-31361	22-3720628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10805 Holder Street, Suite 210 Cypress, CA 90630
(Address of principal executive offices)

714-821-8093
(Issuer’s telephone number)
Futomic Industries, Inc. 9717-53 Avenue, 2nd Floor Edmonton, Alberta, Canada T6E 5E9
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 19, 2007, our Board of Directors unanimously resolved to amend our articles of incorporation to change our name to EncryptaKey, Inc. Subsequently, a majority of our shareholders, acting by written consent, consented to the name change and the amendment to our articles of incorporation necessary to effect that change. Under our articles and bylaws, no other approvals are necessary or required.

On February 22, 2007 we filed a Form DEF 14C with the SEC effecting the above actions.

On March 13, 2007 we filed a Certificate of Amendment to our Articles of Incorporation with the Division of Revenue of the State of New Jersey effecting the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Futomic Industries Inc.

/s/ Kelly Owen
Kelly Owen
Chief Executive Officer

Date: March 15, 2007